UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 14, 2010

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 8.01.	Other Events

On October 1, 2010, DaVita Inc. (the “Company”) commenced tender offers to purchase for cash (the “Tender Offers”) any and all of its outstanding 6 5/8% Senior Notes due 2013 (the “2013 Notes”) and 7 1/4% Senior Subordinated Notes due 2015 (the “2015 Notes” and, together with the 2013 Notes, the “Existing Notes”). Concurrently with the Tender Offers, the Company solicited consents from the holders of the Existing Notes to amend the Existing Notes and related indentures.

On October 15, 2010, the Company announced that it had received consents from the holders of a majority in principal amount of each of the 2013 Notes and the 2015 Notes to amend certain terms of the indenture governing the 2013 Notes and the indenture governing the 2015 Notes. As a result, the Company, certain subsidiary guarantors and The Bank of New York Mellon Trust Company, N.A. have entered into supplemental indentures implementing the amendments to the Existing Notes and the related indentures. The amendments have eliminated substantially all of the restrictive covenants and certain events of default from the Existing Notes and the indentures.

The foregoing description of the supplemental indentures is qualified in its entirety by reference to the complete terms of the supplemental indentures, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

On October 15, 2010, the Company issued a press release titled “DaVita Inc. Announces Results as of Consent Payment Deadline and Execution of Supplemental Indentures Related to Its 6 5/8% Senior Notes Due 2013 and 7 1/4% Senior Subordinated Notes Due 2015.” A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated October 14, 2010, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Third Supplemental Indenture, dated October 14, 2010, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.
99.1	Press release dated October 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: October 18, 2010	By:	/s/ Kim M. Rivera
Kim M. Rivera
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated October 14, 2010, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Third Supplemental Indenture, dated October 14, 2010, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.
99.1	Press release dated October 15, 2010.

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